UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3610 Mavis Road
Mississauga, Ontario, Canada		L5C 1W2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 837-7295

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	TRSSF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant's common shares, no par value, trade over-the-counter on OTCQX Best Market under the trading symbol "TRSSF."

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2023, the board of directors (the “Board”) of TerrAscend Corp. (the “Company”) appointed Ziad Ghanem as Chief Executive Officer of the Company effective immediately, in addition to continuing in his role as President of the Company.

Mr. Ghanem, age 45, joined the Company as President and Chief Operating Officer in January 2022. Mr. Ghanem brings over 17 years of experience in large-scale healthcare services delivery, pharmacy and retail operations. Most recently, Mr. Ghanem served as President of all markets at Surterra Holdings, Inc. (doing business as Parallel), a privately held, vertically integrated, multi-state cannabis operator in the United States, from November 2020 until January 2022. Prior to his role at Parallel, Mr. Ghanem served in a variety of roles at Walgreens Boots Alliance from August 2004 to November 2020, eventually serving as Senior Director of Global Pharmacy Development. Mr. Ghanem received a Doctor of Pharmacy from the University of Houston.

In connection with his appointment as the Company’s Chief Executive Officer and continuing role as President, TerrAscend USA, Inc. (“TerrAscend USA”), a subsidiary of the Company, entered into an executive employment agreement with Mr. Ghanem (the “Employment Agreement”), dated and effective as of March 29, 2023. Pursuant to the Employment Agreement, Mr. Ghanem will receive an annual base salary of $500,000 and will be eligible, among other things: (i) to receive an annual discretionary performance bonus of 75% of his then-current base salary, (ii) to continue participating in employee benefit programs and plans and (iii) to receive long term incentive (“LTI”) in the form of restricted stock units (“RSUs”) of up to 100% of his then-current base salary pursuant to the Company’s Share Unit Plan and as determined by the Board from time to time.

If Mr. Ghanem’s employment is terminated by TerrAscend USA without cause, he will be entitled to receive (i) his annual base salary accrued and unpaid through the date of termination, together with all accrued and unpaid paid time off and expenses reimbursable pursuant to the Employment Agreement (“Earned Pay”), (ii) payment of TerrAscend USA’s share of COBRA premiums for 12 months following the termination date (the “COBRA Cash Stipend”), (iii) his pro rata bonus, (iv) 12 months of continued base salary payments (“Severance Pay”) and (iv) the unvested portion of the RSU Award and Options (as defined in the Employment Agreement) will vest pro rata on a monthly basis through the date of such termination.

In the event that Mr. Ghanem’s employment is terminated by TerrAscend USA without cause due to a disability or death, he will be entitled to receive (i) the Earned Pay, (ii) payment of TerrAscend USA’s share of COBRA premiums for 12 months following the termination date (the “COBRA Cash Stipend”), (iii) his pro rata bonus and (iv) vested RSUs and any vested but unexercised options.

If Mr. Ghanem’s employment is terminated by TerrAscend USA for cause, he will be entitled to receive his Earned Pay.

If Mr. Ghanem resigns his employment for good reason (as defined in the Employment Agreement), his resignation will be treated in all respects as an involuntary termination of employment by TerrAscend USA without cause, and he will be entitled to receive the COBRA Cash Stipend and the Severance Pay.

In the event of a change of control, 100% of Mr. Ghanem’s unvested options and RSUs will accelerate and vest immediately. In addition, if Mr. Ghanem’s employment is terminated without cause or for good reason within 12 months following a change of control, Mr. Ghanem will be entitled to two times his Severance Pay, two times his COBRA Cash Stipend and, if not yet paid, his full bonus for the prior calendar year and full bonus for the current calendar year.

Under the Employment Agreement, the payment of COBRA Cash Stipend and the commencement and continued receipt of Severance Pay are subject to Mr. Ghanem’s execution and non-revocation of a waiver and general release of claims. Mr. Ghanem is also subject to certain restrictive covenant obligations, including non-solicitation and non-competition obligations for 12 months following termination of employment. If Mr. Ghanem breaches these obligations, as determined by a court of competent jurisdiction, Mr. Ghanem must repay the Severance Pay.

The Company and Mr. Ghanem have entered into the Company’s standard form indemnification agreement, previously adopted and disclosed by the Company and filed as Exhibit 10.15 to the Company’s Form 10-12G filed with the Securities and Exchange Commission on November 2, 2021.

Item 7.01 Regulation FD Disclosure.

On March 31, 2023, the Company issued a press release regarding the appointment of Mr. Ghanem as Chief Executive Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Executive Employment Agreement, dated March 29, 2023, by and between TerrAscend USA, Inc. and Ziad Ghanem.
99.1	Press release dated March 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	March 31, 2023	By:	/s/ Keith Stauffer
Keith Stauffer Chief Financial Officer